[CONFORMED COPY]






                   PENNSYLVANIA POWER COMPANY

                               to

                         CITIBANK, N.A.,
                                   As Trustee






                   Thirty-eighth Supplemental
                            Indenture

                Providing among other things for

                      FIRST MORTGAGE BONDS

                  6.08% Series of 1993 Due 2000






                   Dated as of August 31, 1993

          THIRTY-EIGHTH SUPPLEMENTAL INDENTURE, dated as of August 31, 1993, made and entered into by and between PENNSYLVANIA POWER COMPANY, a corporation organized and existing under the laws of the Commonwealth of Pennsylvania, with its principal place of business in New Castle, Lawrence County, Pennsylvania (hereinafter sometimes referred to as the "Company") and CITIBANK, N.A., a national banking association incorporated and existing under the laws of the United States of America, with its principal office in the Borough of Manhattan, The City, County and State of New York (hereinafter sometimes referred to as the "Trustee"), as trustee under the Indenture dated as of November 1, 1945 between the Company and CITIBANK, N.A. (successor of The First National Bank of The City of New York), as trustee, as supplemented and amended by Supplemental Indentures between the Company and the Trustee, dated as of May 1, 1948, as of March 1, 1950, as of February 1, 1952, as of October 1, 1957, as of September 1, 1962, as of June 1, 1963, as of June 1, 1969, as of May 1, 1970, as of April 1, 1971, as of October 1, 1971, as of May 1, 1972, as of December 1, 1974, as of October 1, 1975, as of September 1, 1976, as of April 15, 1978, as of June 28, 1979, as of January 1, 1980, as of June 1, 1981, as of January 14, 1982, as of August 1, 1982, as of December 15, 1982, as of December 1, 1983, as of September 6, 1984, as of December 1, 1984, as of December 1, 1984, as of May 30, 1985, as of October 29, 1985, as of August 1, 1987, as of May 1, 1988, as of November 1, 1989, as of December 1, 1990, as of September 1, 1991, as of May 1, 1992, as of July 15, 1992, as of August 1, 1992, as of May 1, 1993, and as of July 1, 1993 (said Indenture as so supplemented and amended, and as hereby supplemented and amended being hereinafter sometimes referred to as the "Indenture");

          WHEREAS, the Company and the Trustee have executed and delivered the Indenture for the purpose of securing an issue of bonds of the First Series described therein and such additional bonds as may from time to time be issued under and in accordance with the terms of the Indenture, the aggregate principal amounts of bonds to be secured thereby being not limited, and the Indenture fully describes and sets forth the property conveyed thereby and is filed with the Secretary of the Commonwealth of Pennsylvania and Secretary of the State of Ohio and will be of record in the office of the recorder of deeds of each county in the Commonwealth of Pennsylvania and the State of Ohio in which this Thirty-eighth Supplemental Indenture is to be recorded and is on file at the corporate trust office of the Trustee, above referred to; and

          WHEREAS, the Indenture provides for the issuance of bonds thereunder in one or more series and the Company, by appropriate corporate action in conformity with the terms of the Indenture, has duly determined to create such a series of bonds under the Indenture to be designated as "First Mortgage Bonds, 6.08% Series of 1993 due 2000" (hereinafter sometimes referred to as the "Thirty-Seventh Series"), the bonds of which are to mature on August 31, 2000;

          AND WHEREAS, each of the bonds of the Thirty-Seventh
Series and the Trustee's Authentication Certificate thereon are to be substantially in the following form, to-wit:

            FORM OF BOND OF THE THIRTY-SEVENTH SERIES

                             [FACE]

                   PENNSYLVANIA POWER COMPANY
       First Mortgage Bond, 6.08% Series of 1993 due 2000

$23,000,000                                            No._______

          PENNSYLVANIA POWER COMPANY, a Pennsylvania corporation (hereinafter called the "Company"), for value received, hereby promises to pay to ___________________________________________ or
registered assigns, the principal sum of $23,000,000 on August 31, 2000, and to pay to the registered holder hereof interest on said sum as provided below. The principal of and interest on this bond shall be payable at the office or agency of the Company in the Borough of Manhattan, The City, County and State of New York, designated for that purpose, in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts.

          This bond has been issued to secure the obligations of the Company under a Loan Agreement (the "Loan Agreement"), dated as of August 31, 1993, between the Company and The Long-Term Credit Bank of Japan, Limited, Chicago Branch (the "Lender") pursuant to which the Lender has loaned to the Company U.S. $23,000,000, which loan is evidenced by the promissory note (the "Note") of the Company in the amount of U.S. $23,000,000.

          The obligation of the Company to make payments with respect to the principal of and interest on this bond shall be fully or partially, as the case may be, satisfied and discharged to the extent that the principal of and interest on the Note shall have been paid in accordance with its terms and the terms of the Loan Agreement.

          Interest on this bond is payable, subject to the preceding paragraph, at the rate of 6.08% per annum and on the same date as interest is payable on the Note pursuant to the terms of the Loan Agreement, namely, March 1 and September 1 of each year commencing March 1, 1994 and at maturity.

          The provisions of this bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

          This bond shall not be valid or become obligatory for any purpose unless and until it shall have been authenticated by the execution by the Trustee or its successor in trust under the Indenture of the certificate hereon.

          IN WITNESS WHEREOF, Pennsylvania Power Company has caused this bond to be executed in its name by its President or one of its Vice Presidents, by his or her signature or a facsimile thereof, and its corporate seal or a facsimile thereof to be affixed hereto or imprinted hereon, and attested by its Secretary or one of its Assistant Secretaries, by his or her signature or a facsimile thereof.

Dated:


                              PENNSYLVANIA POWER COMPANY



                              By .......................
                                        President

Attest:



.........................
       Secretary

          FORM OF TRUSTEE'S AUTHENTICATION CERTIFICATE

              TRUSTEE'S AUTHENTICATION CERTIFICATE


          This bond is one of the bonds, of the series designated therein, described in the within-mentioned Indenture.


                              CITIBANK, N.A.
                                   AS TRUSTEE,



                              By ........................
                                   Authorized Officer

            FORM OF BOND OF THE THIRTY-SEVENTH SERIES

                            [REVERSE]

                   PENNSYLVANIA POWER COMPANY

       First Mortgage Bond, 6.08% Series of 1993 due 2000

          This bond is one of the bonds issued and to be issued from time to time under and in accordance with and all secured by an indenture of mortgage or deed of trust, dated as of November 1, 1945, and indentures supplemental thereto, given by the Company to Citibank, N.A. (successor to The First National Bank of The City of New York), as trustee (hereinafter referred to as the "Trustee"), to which indenture and indentures supplemental thereto (hereinafter referred to collectively as the "Indenture") reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security and the rights, duties and immunities thereunder of the Trustee and the rights of the holders of the bonds and coupons and of the Trustee and of the Company in respect of such security, and the limitations on such rights. By the terms of the Indenture, the bonds to be secured thereby are issuable in series which may vary as to date, amount, date of maturity, rate of interest, terms of redemption and in other respects as in the Indenture provided.

          The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than seventy-five per centum in principal amount of the bonds (exclusive of bonds disqualified by reason of the Company's interest therein) at the time outstanding, including, if more than one series of bonds shall be at the time outstanding, not less than sixty per centum in principal amount of each series affected, to effect, by an indenture supplemental to the Indenture, modifications or alterations of the Indenture and of the rights and obligations of the Company and the rights of the holders of the bonds and coupons; provided, however, that no such modification or alteration shall be made without the written approval or consent of the holder hereof which will (a) extend the maturity of this bond or reduce the rate or extend the time of payment of interest hereon or reduce the amount of the principal hereof or reduce any premium payable on the redemption hereof, or (b) permit the creation of any lien, not otherwise permitted, prior to or on a parity with the lien of the Indenture, or (c) reduce the percentage of the principal amount of the bonds upon the approval or consent of the holders of which modifications or alterations may be made as aforesaid.

          In case of certain defaults as specified in the Indenture, the principal of this bond may be declared or may become due and payable on the conditions, at the time, in the manner and with the effect provided in the Indenture.

          No recourse shall be had for the payment of the principal of or premium, if any, or interest on this bond, or for any claim based hereon, or otherwise in respect hereof or of the Indenture, to or against any incorporator, stockholder, director or officer, past, present or future, as such, of the Company, or of any predecessor or successor company, either directly or through the Company, or such predecessor or successor company, or otherwise, under any constitution or statute or rule of law, or by the enforcement of any assessment or penalty, or otherwise, all such liability of incorporators, stockholders, directors and officers, as such, being waived and released by the holder and owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Indenture.

          Bonds of this series are not redeemable at the option of the Company. In the manner provided in the Indenture, this bond shall be redeemable in whole, by payment thereon of the principal amount thereof plus accrued interest thereon to the date fixed for the redemption, upon receipt by the Trustee of a written demand for redemption from the registered holder thereof stating that the principal amount of the Note then outstanding has been declared immediately due and payable pursuant to the provisions of Section 11 of the Loan Agreement. The date fixed for such redemption shall be not more than 180 days after receipt by the Trustee of the aforesaid written demand and shall be specified in a notice of redemption given in accordance with the Indenture, by mail, not less than 30 days before the date so fixed for such redemption. As in the Indenture provided, such notice of redemption shall be rescinded and become null and void for all purposes under the Indenture upon receipt by the Trustee of written notice of rescission of the aforesaid written demand from the registered holder, and thereupon no redemption of this bond and no payments in respect thereof as specified in such notice of redemption shall be effected or required.

          The bonds of this series are issuable only as registered bonds without coupons in denominations of $1,000 and authorized multiples thereof. Subject to the provisions of the Loan Agreement, this bond is transferable as prescribed in the Indenture by the registered holders hereof, in person or by attorney duly authorized, at the corporate trust office of the Trustee, in the Borough of Manhattan, The City, County and State of New York, or at such other place or places as the Company may designate by resolution of the Board of Directors, but only in the manner and upon the conditions prescribed in the Indenture, upon the surrender and cancellation of this bond and the payment of charges for transfer, and upon any such transfer a new registered bond or bonds, without coupons, of the same series and maturity date and for the same aggregate principal amount, in authorized denominations, will be issued to the transferee in exchange herefor. The Company, the Trustee and any agent designated to make transfers or exchanges of bonds of the Thirty-Seventh Series may deem and treat the person in whose name this bond is registered as the absolute owner for all purposes including the purposes of the receipt of payment. Registered bonds of this series shall be exchangeable at said corporate trust office of the Trustee, or at such other place or places as the Company may designate by resolution of the Board of Directors, for registered bonds of this series of other authorized denominations having the same aggregate principal amount, in the manner and upon the conditions prescribed in the Indenture. Notwithstanding any provisions of the Indenture, no charge shall be made upon any transfer or exchange of bonds of this series other than for any tax or taxes or other governmental charge required to be paid by the Company.

       [END OF FORM OF BOND OF THE THIRTY-SEVENTH SERIES]

          AND WHEREAS all acts and things necessary to make the bonds, when authenticated by the Trustee and issued as in the Indenture provided, the valid, binding and legal obligations of the Company, and to constitute the Indenture a valid, binding and legal instrument for the security thereof, have been done and performed, and the creation, execution and delivery of the Indenture and the creation, execution and issue of bonds subject to the terms hereof and of the Indenture, have in all respects been duly authorized;

          NOW, THEREFORE, in consideration of the premises, and of the acceptance and purchase by the holders thereof of the bonds issued and to be issued under the Indenture, and of the sum of One Dollar duly paid by the Trustee to the Company, and of other good and valuable considerations, the receipt whereof is hereby acknowledged, and for the purpose of securing the due and punctual payment of the principal of and premium, if any, and interest on all bonds now outstanding under the Indenture, and the $23,000,000 principal amount of bonds of the Thirty-Seventh Series proposed presently to be issued and all other bonds which shall be issued under the Indenture, and for the purpose of securing the faithful performance and observance of all covenants and conditions therein and in any supplemental indenture set forth, the Company has given, granted, bargained, sold, released, transferred, assigned, hypothecated, pledged, mortgaged, confirmed, created a security interest in, set over, warranted, aliened and conveyed and by these presents does give, grant, bargain, sell, release, transfer, assign, hypothecate, pledge, mortgage, confirm, create a security interest in, set over, warrant, alien and convey unto Citibank, N.A., as Trustee as provided in the Indenture, and its successor or successors in the trust thereby and hereby created and to its or their assigns forever, all the right, title and interest of the Company in and to the property described in Schedule A (which is identified by the signature of an officer of each party hereto at the end thereof) hereto annexed and hereby made a part hereof, together (subject to the provisions of Article X of the Indenture) with the tolls, rents, revenues, issues, earnings, income, products and profits thereof, and does hereby confirm that the Company will not cause or consent to a partition, whether voluntary or through legal proceedings, of property, whether herein described or heretofore or hereafter acquired, in which its ownership shall be as a tenant in common except as permitted by and in conformity with the provisions of the Indenture and particularly of said
Article X thereof.

          TOGETHER WITH all and singular the tenements, hereditaments and appurtenances belonging or in any wise appertaining to the premises, property, franchises and rights, or any thereof, referred to in Schedule A, annexed hereto with the reversion and reversions, remainder and remainders and (subject to the provisions of Article X of the Indenture) the tolls, rents, revenues, issues, earnings, income, products and profits thereof, and all the estate, right, title and interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the premises, property, franchises, and rights and every part and parcel thereof described in the aforesaid Schedule A, subject to "excepted encumbrances" of the original Indenture.

          TO HAVE AND TO HOLD all said premises, property, franchises and rights hereby conveyed, assigned, pledged, or mortgaged, or intended so to be, unto the Trustee, its successor or successors in trust, and their assigns forever.

          BUT IN TRUST, NEVERTHELESS, with power of sale, for the equal and proportionate benefit and security of the holders of all bonds now or hereafter authenticated and delivered under the Indenture, and interest coupons appurtenant thereto, pursuant to the provisions thereof, and for the enforcement of the payment of said bonds and coupons when payable and the performance of and compliance with the covenants and conditions of the Indenture, without any preference, distinction or priority as to lien or otherwise of any bond or bonds over others by reason of the difference in time of the actual authentication, delivery, issue, sale or negotiation thereof or for any other reason whatsoever, except as otherwise expressly provided in the Indenture; and so that each and every bond now or hereafter authenticated and delivered thereunder shall have the same lien, and so that the principal of and premium, if any, and interest on every such bond shall, subject to the terms of the Indenture, be equally and proportionally secured thereby and hereby, as if it had been made, executed, authenticated, delivered, sold and negotiated simultaneously with the execution and delivery of the Indenture.

          AND IT IS EXPRESSLY DECLARED that all bonds authenticated and delivered and secured thereunder and hereunder are to be issued, authenticated and delivered, and all said premises, property, franchises and rights hereby and by the Indenture conveyed, assigned, pledged or mortgaged, or intended so to be (including all the right, title and interest of the Company in and to any and all premises, property, franchises and rights of every kind and description, real, personal and mixed, tangible and intangible, thereafter acquired by the Company and whether or not specifically described in the Indenture, except any therein expressly excepted), are to be dealt with and disposed of, under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes in the Indenture expressed, and it is hereby agreed as follows:

          SECTION 1. There is hereby created a series of bonds designated 6.08% Series of 1993 due 2000, each of which shall also bear descriptive title "First Mortgage Bond" (said bonds being sometimes herein referred to as the "bonds of the Thirty-Seventh Series"), and the form thereof shall be substantially as hereinbefore set forth. Bonds of the Thirty-Seventh Series shall mature on August 31, 2000, and may be issued only as registered bonds without coupons in denominations of $1,000 or such multiples thereof as the Board of Directors shall approve, and delivery to the Trustee for authentication shall be conclusive evidence of such approval. The serial numbers of bonds of the Thirty-Seventh Series shall be such as may be approved by any officer of the Company, the execution thereof by any such officer, by facsimile signature or otherwise, to be conclusive evidence of such approval.

          The bonds of the Thirty-Seventh Series are to be originally issued to secure the obligations of the Company under a Loan Agreement ("Loan Agreement") dated as of August 31, 1993, between the Company and The Long-Term Credit Bank of Japan, Limited, Chicago Branch (hereinafter sometimes referred to as "Lender"), pursuant to which Lender has loaned to the Company U.S. $23,000,000, which loan is evidenced by the promissory note (the "Note") of the Company in the amount of U.S. $23,000,000.

          Interest on the bonds of the Thirty-Seventh Series is payable, subject to the following paragraph, at the rate of 6.08% per annum and on the same date as interest is payable on the Note pursuant to the terms of the Loan Agreement, namely, March 1 and September 1 of each year commencing March 1, 1994 and at maturity. Interest on said bonds shall be payable in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts, at the office or agency of the Company in the Borough of Manhattan, The City, County and State of New York, designed for that purpose.

          The obligation of the Company to make payments with respect to the principal of or interest on any bond of the Thirty-Seventh Series shall be fully or partially, as the case may be, satisfied and discharged to the extent that the principal of and interest on the Note referred to on the face of such bond shall have been paid in accordance with its terms and the terms of the Loan Agreement.

          The bonds of the Thirty-Seventh Series are not redeemable at the option of the Company. Each bond of the Thirty-Seventh Series shall be subject to redemption in whole upon receipt by the Trustee of a written demand for the redemption thereof (hereinafter called "Redemption Demand") from the registered holder thereof stating that the principal amount of the Note referred to on the face of such bond which is then outstanding has been declared immediately due and payable pursuant to the provisions of Section 11 of the Loan Agreement. The Trustee shall within 10 days of receiving the Redemption Demand mail a copy thereof to the Company stamped or otherwise marked to indicate the date of receipt by the Trustee. The Company shall fix a redemption date for the redemption so demanded (herein called the "Demand Redemption Date") and shall mail to the Trustee notice of such date at least 45 days prior thereto. The Demand Redemption Date may be any day not more than 180 days after receipt by the Trustee of the Redemption Demand. If the Trustee does not receive such notice from the Company within 150 days after receipt by the Trustee of the Redemption Demand, the date for Demand Redemption shall be deemed fixed at the 180th day after such receipt. The Trustee shall mail notice of the Demand Redemption Date (hereinafter called the "Demand Redemption Notice") to the registered holder of the bond of the Thirty-Seventh Series to be redeemed not less than 30 days before the Demand Redemption Date (all other notice of such redemption being deemed to have been waived by such registered owner); provided, however, that the Trustee shall mail no such Demand Redemption Notice (and no Demand Redemption shall be made) if prior to the mailing of the Demand Redemption Notice the Trustee shall have received written notice of rescission of the Redemption Demand from the registered holder of the bond of the Thirty-Seventh Series to be redeemed. Demand redemption of bonds of the Thirty-Seventh Series shall be at the principal amount thereof, plus accrued interest thereon to the date fixed for redemption, and such amount shall become and be due and payable on the Demand Redemption Date as above provided. Anything in this paragraph contained to the contrary notwithstanding, if after mailing of the Demand Redemption Notice and prior to the Demand Redemption Date, the Trustee shall have been advised in writing by the registered holder of the bond of the Thirty-Seventh Series to be redeemed that the Redemption Demand has been rescinded, the Demand Redemption Notice shall thereupon, without further act of the Trustee or the Company, be rescinded and become null and void for all purposes hereunder, and no redemption of such bond and no payments in respect thereof as specified in the Demand Redemption Notice shall be effected or required.

          Bonds of the Thirty-Seventh Series shall not otherwise be redeemable prior to maturity.

          Bonds of the Thirty-Seventh Series shall be exchangeable and transferable as and to the extent set forth in the form of bonds of the Thirty-Seventh Series provided for herein.

          SECTION 2. The Company covenants and agrees that, on or prior to March 1 and September 1 in each year commencing March 1, 1994 and ending March 1, 2000, it will deliver written notice to the Trustee that it has paid interest on the Note referred to in Section 1 above at the rate of 6.08% per annum in accordance with its terms and the terms of the Loan Agreement and that, on or prior to August 31, 2000, it will deliver written notice to the Trustee that it has so paid the principal of the Note together with interest thereon at the rate of 6.08% per annum. The Trustee shall be entitled to rely on each such notice and to assume, if any such notice is not given, that the relevant payment has not been made and that such payment is then due and payable on the bonds of this series.

          SECTION 3. As supplemented by this Supplemental Indenture, the Indenture is in all respects ratified and confirmed, and the Indenture as herein defined, and this Supplemental Indenture, shall be read, taken and construed as one and the same instrument.

          SECTION 4. Nothing in this Supplemental Indenture contained shall, or shall be construed to, confer upon any person other than a holder of bonds issued under the Indenture, the Company and the Trustee any right or interest to avail himself of any benefit under any provision of the Indenture or of this Supplemental Indenture.

          SECTION 5. The Trustee assumes no responsibility for or in respect of the validity or sufficiency of this Supplemental Indenture or the due execution hereof by the Company or for or in respect of the recitals and statements contained herein, all of which recitals and statements are made solely by the Company.

          SECTION 6. This Supplemental Indenture may be executed in several counterparts and all such counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

          PENNSYLVANIA POWER COMPANY hereby constitutes and appoints Robert P. Wushinske to be its attorney for it and in its name as and for its corporate act and deed to acknowledge this Supplemental Indenture before any person having authority to take such acknowledgement, to the intent that the same may be duly recorded.

          CITIBANK, N.A. hereby constitutes and appoints P. DeFelice to be its attorney for it and in its name as and for its corporate act and deed to acknowledge this Supplemental Indenture before any person having authority to take such acknowledgement, to the intent that the same may be duly recorded.

          IN WITNESS WHEREOF, PENNSYLVANIA POWER COMPANY has caused its corporate name to be hereunto affixed, and this instrument to be signed and sealed by its President or a Vice President, and its corporate seal to be attested by its Secretary or an Assistant Secretary for and on its behalf, in the city of New Castle, County of Lawrence and Commonwealth of Pennsylvania and CITIBANK, N.A., in token of its acceptance of the trust, has caused its corporate name to be hereunto affixed, and this instrument to be signed by a Vice President and its corporate seal to be affixed and attested by one of its Assistant Vice Presidents in the City of New York, County of New York and State of New York, all as of the day and year first above written.


                                   PENNSYLVANIA POWER COMPANY



                                   By:  Robert P. Wushinske
                                      -------------------------
                                        Robert P. Wushinske
                                        Vice President
ATTEST:



By:  J. R. Edgerly
   ---------------------------
     J. R. Edgerly
     Secretary
                                                               [Seal]
Signed, sealed and delivered by
PENNSYLVANIA POWER COMPANY
in the presence of:



     Angeline Comparone
- ------------------------------
     Angeline Comparone


     F. A. Fazzone
- ------------------------------
     F. A. Fazzone

                                   CITIBANK, N.A.
                                   as Trustee as aforesaid,



                                   By:  P. DeFelice
                                      -------------------------
                                        P. DeFelice
                                        Vice President

ATTEST:



By:  Carol Ng
   ---------------------------
     Carol Ng
     Assistant Vice President
                                                               [Seal]
Signed, sealed and delivered by
CITIBANK, N.A.
in the presence of:



         J. Berger
- ------------------------------
         J. Berger


         Jose R. Gonzalez
- ------------------------------
         Jose R. Gonzalez

COMMONWEALTH OF PENNSYLVANIA  )
                              : ss.:
COUNTY OF LAWRENCE            )


          BE IT REMEMBERED that, on the 27th day of August, 1993, before me, the undersigned, a Notary Public in said County of Lawrence, Commonwealth of Pennsylvania, personally appeared J. R. Edgerly, who being duly sworn according to law, doth depose and say that he was personally present and did see the common or corporate seal of the above named PENNSYLVANIA POWER COMPANY affixed to the foregoing Supplemental Indenture; that the seal so affixed is the common or corporate seal of the said Pennsylvania Power Company and was so affixed by the authority of the said corporation as the act and deed thereof; that the above named Robert P. Wushinske is a Vice President of said corporation and did sign the said Supplemental Indenture as such in the presence of this deponent; that this deponent is the Secretary of Pennsylvania Power Company, and that the name of this deponent above signed in attestation of the due execution of the said Supplemental Indenture is in this deponent's own proper handwriting.

          Sworn to and subscribed before me this 27th day of August, 1993.

                                           J. R. Edgerly
                                   ------------------------------
[SEAL]
                                         Sylvia M. Rashid
                                   ------------------------------

                                             NOTARIAL SEAL
                                   SYLVIA M. RASHID, Notary Public
                                     New Castle, Lawrence Co., PA
                                 My Commission Expires March 11, 1997

COMMONWEALTH OF PENNSYLVANIA  )
                              : ss.:
COUNTY OF LAWRENCE            )


          I HEREBY CERTIFY that, on this 27th day of August, 1993, before me, the subscriber, a Notary Public in and for the State and County aforesaid, personally appeared Robert P. Wushinske, the attorney for PENNSYLVANIA POWER COMPANY, and the attorney named in the foregoing Supplemental Indenture and, by virtue and in pursuance of the authority therein conferred upon him, acknowledged the said Supplemental Indenture to be the act and deed of said Pennsylvania Power Company.

          WITNESS my hand and notarial seal the day and year aforesaid.

[SEAL]
                                         Sylvia M. Rashid
                                   ------------------------------
                                           NOTARIAL SEAL
                                   SYLVIA M. RASHID, Notary Public
                                     New Castle, Lawrence Co., PA
                                 My Commission Expires March 11, 1997

COMMONWEALTH OF PENNSYLVANIA  )
                              : ss.:
COUNTY OF LAWRENCE            )


          On the 27th day of August, 1993, before me, personally came Robert P. Wushinske, to me known, who, being by me duly sworn, did depose and say that he resides at R.D. 2, Means Road, New Wilmington, Pennsylvania 16142; that he is a Vice President of PENNSYLVANIA POWER COMPANY, one of the corporations described in and which executed the above instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

          WITNESS my hand and notarial seal the day and year aforesaid.

[SEAL]
                                        Sylvia M. Rashid
                                   ------------------------------
                                          NOTARIAL SEAL
                                   SYLVIA M. RASHID, Notary Public
                                     New Castle, Lawrence Co., PA
                                 My Commission Expires March 11, 1997

STATE OF NEW YORK        )
                         :  ss.:
COUNTY OF NEW YORK       )

          BE IT REMEMBERED that, on the 26th day of August, 1993, before me, the undersigned, a Notary Public in said County of New York, State of New York, personally appeared Carol Ng, who being duly sworn according to law, doth depose and say that she was personally present and did see the common or corporate seal of the above named CITIBANK, N.A. affixed to the foregoing Supplemental Indenture; that the seal so affixed is the common or corporate seal of the said CITIBANK, N.A. and was so affixed by the authority of the said association as the act and deed thereof; that the above named P. DeFelice is one of the Vice Presidents of said association and did sign the said Supplemental Indenture as such in the presence of this deponent; that this deponent is an Assistant Vice President of said CITIBANK, N.A., and that the name of this deponent above signed in attestation of the due execution of the said Supplemental Indenture is in this deponent's own proper handwriting.

          Sworn to and subscribed before me this 26th day of August, 1993.

                                           Carol Ng
                                   ------------------------------
[SEAL]
                                           Peter M. Pavlyshin
                                   ------------------------------
                                           PETER M. PAVLYSHIN
                                  Notary Public, State of New York
                                             No. 41-4991297
                                     Qualified in Queens County
                                   Cert. filed in New York County
                                Commission Expires January 27, 1994

STATE OF NEW YORK   )
                    )  ss.:
COUNTY OF NEW YORK  )


          I HEREBY CERTIFY that, on this 26 day of August, 1993, before me, the subscriber, a Notary Public in and for the State and County aforesaid, personally appeared P. DeFelice, the attorney for CITIBANK, N.A., and the attorney named in the foregoing Supplemental Indenture and, by virtue and in pursuance of the authority therein conferred upon him, acknowledged the execution of said Supplemental Indenture to be the act and deed of said CITIBANK, N.A.

          WITNESS my hand and notarial seal the day and year aforesaid.


                                        Peter M. Pavlyshin
                                   -----------------------------
[SEAL]                                  PETER M. PAVLYSHIN
                                   Notary Public, State of New York
                                             No. 41-4991297
                                     Qualified in Queens County
                                   Cert. filed in New York County
                                Commission Expires January 27, 1994


STATE OF NEW YORK   )
                    )  ss.:
COUNTY OF NEW YORK  )


          On the 26 day of August, 1993, before me, personally came
P. DeFelice, to me known, who being by me duly sworn, did depose and say that he resides at 47-09 169th Street, Flushing, New York; that he is a Vice President of CITIBANK, N.A., one of the parties described in and which executed the above instrument; that he knows the seal of said association; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said association, and that he signed his name thereto by like authority.

          WITNESS my hand and notarial seal the day and year aforesaid.


                                        Peter M. Pavlyshin
                                   -----------------------------
[SEAL]                                  PETER M. PAVLYSHIN
                                   Notary Public, State of New York
                                             No. 41-4991297
                                     Qualified in Queens County
                                   Cert. filed in New York County
                                Commission Expires January 27, 1994

          Citibank, N.A. hereby certifies that its precise name and address as Trustee hereunder are:

                                        CITIBANK, N.A.
                                        111 Wall Street
                                        Borough of Manhattan
                                        City, County and State
                                          of New York  10043



                                        CITIBANK, N.A.

                                        By   P. DeFelice
                                          -----------------------
                                             P. DeFelice
                                             Vice President

                             SCHEDULE A

            Detailed Description of Additional Properties



     STEAM PRODUCTION

          W. H. Sammis Station - Unit No. 7 - Pennsylvania Power
Company's portion (20.8%) of a continuous emission monitor platform and elevator.


                                       Signed for identification



                                       J. R. Edgerly
                                       --------------------------
                                       J. R. Edgerly
                                       Secretary
                                       PENNSYLVANIA POWER COMPANY



                                       P. DeFelice
                                       --------------------------
                                       P. DeFelice
                                       Vice President
                                       CITIBANK, N.A.